UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004


                             PROCESS EQUIPMENT, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



        0-18980                                            62-1407522
(Commission File Number)                       (IRS Employer Identification No.)

                               Wall Street Center
                                 14 Wall Street
                                   20th Floor
                            New York, New York 10005

               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 212-618-1712

Introductory Statement
----------------------

The Registrant seeks to clarify the change of its fiscal year, how the change will be implemented and how the transition period will be determined and handled. Reference is hereby made to the Form 8-K of Process Equipment, Inc., a Nevada corporation (the "Registrant"), dated March 17, 2004 (the "March 17, 2004 8K Filing"). The information contained in that Report is hereby incorporated by reference herein.


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         In view of the recent merger, as more fully described in the Registrant's Form 8-K filed on April 2, 2004, and the Registrant's newly acquired subsidiary's operations in China, the Board of Directors of the Registrant believes that a firm with more international auditing experience should be engaged to perform work for the Registrant. As a result, the Board of Directors of the Registrant approved the engagement of Rotenberg & Co. LLP ("Rotenberg") as the principal accountant to audit our financial statements, effective May 12, 2004, to replace Baum & Company, P.A. ("Baum"). No audit committee exists other than the members of the Board of Directors.

         The principal accountant's report of Baum on our financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to the uncertainty, audit scope, or accounting principles.

         During our two most recent fiscal years and any subsequent interim period through the date of the principal accountant's resignation on May 12, 2004, there were no disagreements with the former accountant, Baum, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         We requested Baum to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Baum agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated May 18, 2004, is filed as Exhibit 16.1 to this Report.

         We have not consulted with Rotenberg, our new principal independent accountant, during the last two years or subsequent interim period up to and including the date we engaged Rotenberg on either the application of accounting principles or type of opinion Rotenberg might issue on our financial statements.



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

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

16.1 Letter of May 18, 2004 indicating review of this Report by Baum & Company, P.A., Certified Public Accountants


Item 8.  Change in Fiscal Year
         ---------------------

The March 17, 2004 8K Filing of the Registrant indicated that the Board of Directors of the Registrant would change the fiscal year end of the Registrant from April 30 to December 31 and would file on Form 10-KSB the report covering the period April 30, 2003 to December 31, 2003. The Registrant will change its fiscal year end from April 30 to December 31, effective May 1, 2004. As a result, no later than July 29, 2004, the Registrant shall file on Form 10-K the report covering the period May 1, 2003 to April 30, 2004. The transition reporting period will commence on May 1, 2004 and continue until December 31, 2004 (the "Transition Period")

During the Transition Period, beginning May 1, 2004, the Registrant shall begin to file a quarterly report on Form 10-QSB its quarterly reports on Form 10-Q no later than August 14, 2004, covering the period May 1, 2004 to June 30, 2004. Thereafter, quarterly reports on Form 10QSB will be filed according to the December 31 year end.

Lastly, the Registrant shall file no later than March 30, 2005, on Form 10-K the report covering the Transition Period of May 1, 2004 to December 31, 2004.

















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PROCESS EQUIPMENT, INC.
                                                  (Registrant)


Date:  May 18, 2004                               By: /s/ Norbert Sporns
                                                    ----------------------------
                                                  Norbert Sporns
                                                  Chief Executive Officer

































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